EXHIBIT 23.5

                         INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in this Registration Statement on Form S-8 of Metals USA, Inc. of our report, dated October 19, 1995 on Affiliated Metals Company for the years ended September 3, 1994 and September 2, 1995, as contained in the Registration Statement on Form S-1 of Metals USA, Inc.

                                           /s/ RUBIN, BROWN, GORNSTEIN & CO. LLP
                                               RUBIN, BROWN, GORNSTEIN & CO. LLP

St. Louis, Missouri
July 24, 1997